Exhibit 99.2

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

UNAUDITED FINANCIAL STATEMENTS

For the six months ended June 30, 2023 and 2022

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

2

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

Balance Sheets

	As of June 30,	As of December 31,
	2023	2022
	(unaudited)
ASSETS
Current Assets
Cash	$9,421	$357,470
Certificates of deposit	100,823	100,823
Investments	272,404	259,392
Patient fees receivable	869,118	858,950
Other receivables	461,674	381,204
Prepaid expenses	9,316	31,123
Total Current Assets	1,722,756	1,988,962
Non-Current Assets
Property and equipment, net	339,978	328,861
Operating lease right-of-use asset, net	445,599	494,900
Finance lease right-of-use asset, net	1,183,652	1,554,889
Deposits	8,000	8,000
Total Non-Current Assets	1,977,229	2,386,650
TOTAL ASSETS	$3,699,985	$4,375,612

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$65,644	$83,386
Accrued expenses	247,130	351,276
Notes payable, current portion	19,506	40,407
Operating lease liability, current portion	101,570	96,654
Finance lease liability, current portion	393,626	413,729
Line of credit	198,000	—
Total Current Liabilities	1,025,476	985,452
Non-Current Liabilities
Operating lease liability, net of current portion	350,619	403,177
Finance lease liability, net of current portion	1,031,917	1,218,535
Notes payable, net of current portion	112,424	95,879
Total Non-Current Liabilities	1,494,960	1,717,591
TOTAL LIABILITIES	2,520,436	2,703,043

Commitments and contingencies (see Note 11)

Stockholders’ Equity
Common stock, authorized 1,000, $0.01 par value; 500 shares issued and outstanding as of June 30, 2023 and December 31, 2022	5	5
Retained earnings	1,179,544	1,672,564
Total Stockholders’ Equity	1,179,549	1,672,569
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,699,985	$4,375,612

See accompanying notes to the unaudited condensed financial statements

3

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

Statements of Operations

(Unaudited)

	For the Six Months Ended June 30,
	2023	2022
Net Revenue	$3,610,549	$3,230,545
Operating Expenses
Selling, general, and administrative	3,633,108	3,552,975
Depreciation and amortization	430,844	268,022
Total Operating Expenses	4,063,952	3,820,997

Loss from Operations	(453,403)	(590,452)

Other Income (Expense)
PPP loan forgiveness	—	503,950
Other income, net	5,148	7,688
Interest expense	(57,777)	(28,189)
Investment income	4,881	4,249
Unrealized gain (loss) on investments	8,131	(44,507)
Total Other (Expense) Income	(39,617)	443,191

Net loss	$(493,020)	$(147,261)

See accompanying notes to the unaudited condensed financial statements

4

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

Statements of Stockholders’ Equity

(Unaudited)

	Retained Earnings	Common Stock	Total Stockholders’ Equity
Balance as of December 31, 2021	$2,146,356	$5	$2,146,361
Distributions	(12,160)	—	(12,160)
Net loss	(147,261)	—	(147,261)
Balance as of June 30, 2022	$1,986,935	$5	$1,986,940

Balance as of December 31, 2022	$1,672,564	$5	$1,672,569
Net loss	(493,020)	—	—
Balance as of June 30, 2023	$1,179,544	$5	$1,179,549

See accompanying notes to the unaudited condensed financial statements

5

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

Statements of Cash Flows

(Unaudited)

	For the Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(493,020)	$(147,261)
Adjustments to reconcile net loss to net cash used in operating activities:
Forgiveness of PPP loan payable	—	(503,950)
Depreciation	59,608	45,495
Amortization of right-of-use asset	371,236	222,527
Gain on disposal of fixed assets	(4,801)	—
Investment income	(4,881)	(4,249)
Unrealized (gain) loss on investments	(8,131)	44,507
Change in operating assets and liabilities:
Patient fees receivable	(10,168)	(95,403)
Other receivables	(80,470)	205,666
Prepaid expenses	21,807	(25,126)
Accounts payable	(17,742)	(15,030)
Accrued expenses	(104,146)	55,365
Operating lease right-of-use asset	1,659	(11,037)
Net cash used in operating activities	(269,049)	(228,496)
Cash flows from investing activities:
Purchase of property and equipment	(76,642)	(101,175)
Proceeds from disposals of property and equipment	10,718	—
Net cash used in investing activities	(65,924)	(101,175)
Cash flows from financing activities:
Borrowings on line of credit	198,000	—
Borrowings of notes payable	20,210	39,953
Repayments of notes payable	(24,566)	(39,040)
Principal repayments on finance leases	(206,720)	(182,295)
Distributions	—	(12,160)
Net cash used in financing activities	(13,076)	(193,542)
Net decrease in cash	(348,049)	(523,213)
Cash, beginning of year	357,470	1,207,341
Cash, end of year	$9,421	$684,128

See accompanying notes to the unaudited condensed financial statements

6

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

Statements of Cash Flows (Continued)

(Unaudited)

	2023	2022
Supplemental disclosure of cash flow information:
Cash paid for interest	$57,777	$28,189

Non-Cash Investing and Financing Transactions:
Operating right-of-use asset obtained in exchange for lease liabilities	$—	$590,474

See accompanying notes to the unaudited condensed financial statements

7

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 1 - Nature of Operations

Village Oaks Pathology Services, P.A., doing business as Precision Pathology Services (the “Company” or “Precision Pathology”) is a privately held company organized in 1987 under the laws of the state of Texas. Precision Pathology provides anatomic and clinical pathology services for patients and their physicians.

Income Taxes

The Company, with stockholders’ consent, has elected to be taxed as an “S Corporation” under the provisions of the Internal Revenue Code and comparable state income tax law. As an S Corporation, the Company is generally not subject to corporate income taxes and the Company’s net income or loss is reported on the individual tax return of the stockholders of the Company. Therefore, no provision or liability for income taxes is reflected in the financial statements. The Company has not been audited by the Internal Revenue Service, and accordingly the business tax returns since 2020 are open to examination. Management has evaluated its tax positions and has concluded that the Company had taken no uncertain tax positions that could require adjustment or disclosure in the financial statements to comply with provisions set forth in Accounting Standards Codification (“ASC”) Topic 740, Income Taxes.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Accordingly, they do not include certain footnotes and financial presentations normally required under GAAP for complete financial statements.

These unaudited condensed financial statements should be read in conjunction with the Company’s audited financial statements for the years ended December 31, 2022 and 2021 that were issued on September 19, 2023. In management’s opinion, the accompanying unaudited condensed financial statements contain all adjustments consisting of normal, recurring and non-recurring adjustments that were considered necessary for the fair presentation of the Company’s financial position, results of operations, and cash flows as of the dates and for the periods presented.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company evaluates estimates and assumptions on a regular basis. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The Company’s accounting policies that involve significant judgment and estimates include revenue recognition including contractual adjustments and discounts, patient fee receivables and the related allowance for contractual discounts and allowance for doubtful accounts, valuation of the lease liabilities and related right-of-use-assets, and estimates of useful lives for depreciation. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

8

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Fair Value Measurements

The Company applies Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.

The carrying amounts reflected in the balance sheet for current assets and liabilities approximate fair value due to their short-term nature.

Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

See Note 4 for additional information on assets measured at fair value.

Liquidity and Capital Resources

In accordance with Accounting Standards Update (“ASU”) 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40), the Company has evaluated whether there are conditions and events that raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after the date the condensed financial statements are issued. As required by this standard, management’s evaluation shall initially not take into consideration the potential mitigating effects of management’s plans that have not been fully implemented as of the date the financial statements are issued.

The Company’s assessment included the preparation of a detailed cash forecast that included all projected cash inflows and outflows. Although the Company continues to focus on growing its revenues, the Company’s ongoing operating expenditures will exceed the revenue it expects to receive for the foreseeable future. Additionally, the Company has a history of operating losses and negative operating cash flows and expects these trends to continue. Our future plans may include cash flows generated from our revenues, issuance of debt, or sales of our equity securities.

The Company’s loss from operations before depreciation and amortization was ($22,559) for the six months ended June 30, 2023. Cash used for operating activities and financing debt payments for the six months ended June 30, 2023 was ($269,049) and ($231,286), respectively. The Company’s cash, certificates of deposit and investments on hand as of June 30, 2023, was $382,648. Based on the cash on hand and current projections of cash requirements from operating, investing, and financing activities, management concludes that there is substantial doubt about the Company’s ability to continue as a going concern without putting in place a mitigating plan or raising additional funds through debt or capital for purposes of issuing the interim financials for the six-month period ended June 30, 2023. Despite a history of successfully implementing similar plans to alleviate adverse financial conditions, these sources of working capital are not currently assured, and consequently do not sufficiently mitigate the risks and uncertainties disclosed above. These unaudited condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts of liabilities that may result from uncertainty related to the Company’s ability to continue as a going concern.

9

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Cash

The Company’s cash is held with one financial institution, and the account balances may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limit at times. Accounts are insured by the FDIC up to $250,000. As of June 30, 2023 and December 31, 2022, the Company had uninsured cash deposits of $0 and $107,470, respectively. The Company has not experienced any losses in such accounts to date. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows. All highly liquid investments with maturities of three months or less at the date of purchase are classified as cash equivalents.

Investments held in MML Investors Services Account

As of June 30, 2023 and December 31, 2022, the assets held in the MML Investors Services Account (“MML Account”) were held in money market funds, which are invested in fixed income and equity securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in unrealized losses on investments in the accompanying statement of operations. Dividend income and short-term and long-term capital gains on these securities is included in investment income in the accompanying statement of operations. As of June 30, 2023 and December 31, 2022, the assets held in the MML Account were $272,404 and $259,392, respectively.

Certificates of Deposit

The Company invests its excess cash in bank certificates of deposit (“CDs”) which are fully insured by the FDIC with terms of not more than six months. As of June 30, 2023 and December 31, 2022, the Company had certificates of deposit with balances of $100,823 and $100,823, respectively.

Patient Fees Receivable

Patient accounts receivable represents amounts due from patient services billed to commercial insurance companies, governmental payors, and patients. Receivables are recorded at the amount the Company expects to collect. The Company estimates variable consideration for patient service fees using an expected value method. Accordingly, the Company has developed ratios for portfolios of payors based on the nature of the payor (e.g., commercial insurer, government program, uninsured patients), which impacts the average time to collect the consideration to which the Company expects to be entitled and the amount of such consideration. The Company has developed payment-to-charge ratio for each portfolio of payor based on historical payment experience and applied those ratios to gross charges for each year presented in order to arrive at the net patient fees receivable.

Other Receivables

Other receivables represent amounts billed for pathologist interpretations and medical director fees, which include the Company’s pathologists providing directorship for certain hospital facilities. Other receivables are recorded at the amount the Company expects to collect. Management determines the allowance for credit losses based on historical collection experience, contract terms, and general and market business conditions. As of June 30, 2023 and December 31, 2022, management determined no allowance was necessary related to these receivables.

Property and Equipment

In accordance with ASC 360-10, Accounting for the Impairment of Long-Lived Assets, the Company periodically reviews the carrying value of its long-lived assets, such as property and equipment, to test whether current events or circumstances indicate that such carrying value may not be recoverable. When evaluating assets for potential impairment, the Company compares the carrying value of the asset to its estimated undiscounted future cash flows. If an asset’s carrying value exceeds such estimated cash flows (undiscounted and with interest charges), the Company records an impairment charge for the difference. The Company did not record impairment for the six months ended June 30, 2023 and 2022.

10

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the asset. Amortization of leasehold improvements is computed using the shorter of the lease term or estimated useful life of the asset. Additions and improvements are capitalized, while repairs and maintenance are expensed as incurred. Useful lives of each asset class are as follows:

Asset Category	Useful Life
Computer equipment	5 years
Computer software	3 years
Equipment	5-7 years
Furniture and fixtures	5-7 years
Vehicles	5 years
Leasehold improvements	Lesser of lease term or useful life

Revenue Recognition

The Company derives revenues from providing pathology testing services to patients and other customers. Revenue from services is recognized upon the transfer of control, which is generally achieved when testing is completed and the results are delivered to a patient, a patient’s physician, or institutional customers such as independent laboratories, hospitals or contract research organizations (“CRO”). The Company’s revenues fall into three separate streams: (a) patient service fees, (b) histology service fees, and (c) medical director fees.

On January 1, 2021, the Company adopted ASC 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective method with respect to all non-completed contracts. ASC 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes nearly all existing revenue recognition guidance, including industry-specific guidance.

The new guidance is based on the principle that an entity should recognize revenue to depict the transfer of products or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those products or services. The adoption of ASC 606 did not have a material effect on the Company’s financial position, results of operations, or internal controls over financial reporting.

The Company determines revenue recognition by applying the following steps prescribed under ASC 606:

a.	Identification of the contract, or contracts, with a customer;
b.	Identification of the performance obligations in the contract;
c.	Determination of the transaction price;
d.	Allocation of the transaction price to the performance obligations in the contract; and
e.	Recognition of revenue when, or as, we satisfy a performance obligation.

The Company collects patient service fees from patients and various third-party payors, mainly insurance companies and governmental payors. Patient service fees are earned from performing pathology lab services (procedures or tests), which may be requested by a patient directly or by a physician on a patient’s behalf. The Company also provides histology services to hospitals, CRO’s or independent laboratories. The Company’s services represent performance obligations transferred to the customer at the point in time when the test results are delivered, which is when the customer obtains the benefits of the service.

11

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Patient service fee revenue is variable given various factors that impact whether third-party payors ultimately pay the Company’s contractual billing rates. While third-party payor rates are known at inception of the contract, the payor has the ultimate discretion to adjudicate claims and decide on the final payment amount. There are various factors that allow third-party payors the right to deny all or part of a claim, which may not be known at inception of the contract. While the Company may appeal claim denials or adjustments, generally the Company offers some level of implicit price concession as part of these adjustments made by payors. Furthermore, patient service fees billed to uninsured patients is subject to variability for factors not known at inception. In contrast, the transaction price for histology services is generally fixed, as no third-party payors are involved, and therefore, the fees agreed upon upfront are the fees that the Company expects to collect for services performed.

The Company estimates variable consideration for patient service fees using an expected value method. Accordingly, the Company has developed ratios for portfolios of payors based on the nature of the payor (e.g., commercial insurer, government program, uninsured patients), which impacts the average time to collect the consideration to which the Company expects to be entitled and the amount of such consideration. The Company has developed payment-to-charge ratio for each portfolio of payors based on historical payment experience and applied those ratios to gross charges for each year presented. Variable consideration is constrained to the extent that it is deemed probable that a significant reversal in the amount of revenue recognized will not occur when the uncertainty is resolved, which is when an insurance claim is fully resolved.

Advertising

Advertising costs are expensed as incurred. Advertising costs were $1,645 and $2,645 for the six months ended June 30, 2023 and 2022, respectively, which are included in selling, general and administrative expense on the accompanying statements of operations.

Leases

The Company determines if an arrangement is a lease at inception and classifies its leases at commencement. Operating leases are presented as right-of-use (“ROU”) assets and the corresponding lease liabilities are included in operating lease liabilities, current and operating lease liabilities on the Company’s balance sheets. ROU assets represent the Company’s right to use an underlying asset, and lease liabilities represent the Company’s obligation for lease payments in exchange for the ability to use the asset for the duration of the lease term.

ROU assets and lease liabilities are recognized at commencement date and determined using the present value of the future minimum lease payments over the lease term. The Company used a discount rate based on a benchmark approach as of January 1, 2022, the date of initial application of the new guidance, to derive an appropriate incremental borrowing rate to discount remaining lease payments. The Company benchmarked itself against other companies of similar credit ratings and comparable quality and derived imputed rates for lease term lengths ranging from approximately 1.9 to 5.6 years. The lease term may include options to extend when it is reasonably certain that the Company will exercise that option. In addition, the Company does not recognize short-term leases that have a term of twelve months or less as ROU assets or lease liabilities. The Company recognizes operating lease expense on a straight-line basis over the lease term.

12

VILLAGE OAKS PATHOLOGY P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

The Company has lease agreements which contain both lease and non-lease components, which it has elected to account for as a single lease component when the payments are fixed. As such, variable lease payments, including those not dependent on an index or rate, such as real estate taxes, common area maintenance, and other costs that are subject to fluctuation from period to period are not included in lease measurement.

Recent Accounting Pronouncements

In November 2018, the FASB issued ASU 2018-19, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, which amends the guidance for accounting for assets that are potentially subject to credit risk. The amendments affect contract assets, loans, debt securities, trade receivables, net investments in leases, off-balance-sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. ASU 2018-19 is effective for fiscal years beginning after December 15, 2022. The Company adopted ASU 2018-19 effective January 1, 2023 and the adoption of this guidance did not have a material impact on the Company’s condensed financial statements.

Note 3 – Revenue, net

The following is a summary of net revenue for the six months ended June 30:

	2023	2022
Patient fees	$2,890,746	$2,494,160
Histology service fees	643,733	653,886
Medical director fees	37,201	57,801
Other revenue	38,869	24,698
Revenue, net	$3,610,549	$3,230,545

Concentrations

The Company has contracts with various third-party payors, mainly insurance companies and governmental payors. There is no concentration of revenues from individual payor’s. For the six months ended June 30, 2023 and 2022, approximately 92% of revenues relate to contracts with commercial payors.

13

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 4 - Investments

The following table presents information about the Company’s financial assets and liabilities that are measured at fair value as of June 30, 2023 and December 31, 2022, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Fair Value	Level 1	Level 2	Level 3
June 30, 2023
Assets
Investments held in MML Account
Money Market Securities	$272,404	$272,404	$—	$—
Certificate of Deposit	$100,823	$—	$100,823	$—
December 31, 2022
Assets
Investments held in MML Account
Money Market Securities	$259,392	$259,392	$—	$—
Certificate of Deposit	$100,823	$—	$100,823	$—

Note 5 - Property and Equipment, net

Property and equipment, net, consist of the following as of June 30, 2023 and December 31, 2022:

	2023	2022
Computer equipment	$46,368	$46,368
Computer software	244,990	244,990
Equipment	547,456	494,524
Furniture and fixtures	14,472	14,472
Leasehold improvements	66,985	66,985
Vehicles	247,942	239,565
Property and equipment, gross	1,168,213	1,106,904
Less: accumulated depreciation	(828,235)	(778,043)
Property and equipment, net	$339,978	$328,861

Depreciation expense for the six months ended June 30, 2023 and 2022 were $59,608 and $45,495, respectively.

14

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 6 - Accrued Expenses

The following is a summary of the Company’s accrued expenses as of June 30, 2023 and December 31, 2022:

	2023	2022
Accrued payroll and payroll taxes	$143,604	$186,030
Contractors	63,000	128,337
Billing fees	37,163	34,510
Other accrued expenses	3,363	2,399
	$247,130	$351,276

Note 7 - Leases

The Company has one operating lease for its real estate and office space and multiple finance leases for lab equipment in Texas. The operating lease has a remaining lease term of 4.08 years as of June 30, 2023. The Company has finance leases consisting of office and lab equipment with remaining lease terms ranging from approximately 0.9 to 4.5 years as of June 30, 2023, for which the Company has determined that it will use the equipment for a major part of its remaining economic life.

The lease agreements generally do not provide an implicit borrowing rate. Therefore, the Company used a benchmark approach as of January 1, 2022, to derive an appropriate incremental borrowing rate to discount remaining lease payments. The Company benchmarked itself against other companies of similar credit ratings and comparable quality and derived imputed rates ranging from 2.3% - 4.4% for lease term lengths ranging from approximately 1.9 to 5.6 years.

Leases with an initial term of twelve months or less are not recorded on the balance sheet. There are no material residual guarantees associated with any of the Company’s leases, and there are no significant restrictions or covenants included in the Company’s lease agreements. Certain leases include variable payments related to common area maintenance and property taxes, which are billed by the landlord, as is customary with these types of charges for office space. The Company has not entered into any lease arrangements with related parties, and the Company is not the sublessor in any arrangement.

The Company’s existing leases contain escalation clauses and renewal options. The Company has evaluated several factors in assessing whether there is reasonable certainty that the Company will exercise a contractual renewal option. For leases with renewal options that are reasonably certain to be exercised, the Company included the renewal term in the total lease term used in calculating the right-of-use asset and lease liability. Prior to adoption of ASU 2016-02 effective January 1, 2022, the Company accounted for operating lease transactions by recording lease expense on a straight-line basis over the expected term of the lease.

15

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

The components of lease expense, which are included in selling, general and administrative expense for the six months ended June 30, 2023 and 2022 are as follows:

Components of lease expense:	2023	2022
Amortization of ROU assets - finance lease	$371,236	$222,527
Interest on lease liabilities - finance lease	53,784	24,690
Operating lease cost	59,755	59,755
Total lease cost	$484,775	$306,972

Supplemental balance sheet information relating to leases was as follows as of June 30, 2023 and December 31, 2022:

Operating leases:	2023	2022
Operating lease right-of-use assets	$445,599	$494,900
Operating lease liability, current	$101,570	$96,654
Operating lease liability, long-term	$350,619	$403,177

Finance leases:	2023	2022
Finance lease right-of-use asset, gross	$1,999,944	$1,999,944
Accumulated amortization	(816,292)	(445,055)
Finance lease right-of-use asset, net	1,183,652	1,554,889

Finance lease liability, current	$393,626	$413,729
Finance lease liability, long-term	1,031,917	1,218,535
Total finance lease liabilities	$1,425,543	$1,632,264

Weighted-average remaining lease term:	2023	2022
Operating leases (in years)	4.08	4.58
Finance leases (in years)	3.65	4.07

Weighted-average discount rate:	2023	2022
Operating leases	4.36%	4.36%
Finance leases	6.21%	6.21%

16

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Future minimum lease payments under non-cancellable lease as of June 30, 2023, are as follows:

Year Ending December 31,	Operating Leases	Finance Leases
Remaining 2023	$68,085	$250,053
2024	121,726	448,505
2025	121,726	448,505
2026	121,726	270,395
2027 and thereafter	71,007	202,970
Total undiscounted cash flows	504,270	1,620,428
Less discounting	(52,081)	(194,885)
Present value of lease liabilities	$452,189	$1,425,543

Note 8 - Notes Payable

Hyundai Elantra - 2020

On October 29, 2019, the Company entered into a Finance Agreement to purchase a 2020 Hyundai Elantra for $17,655 with a maturity date of October 29, 2024. The loan bears fixed interest at a rate of 7.24% per annum, with monthly payments of $352, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $5,214 and $7,090, respectively.

Hyundai Tucson - 2020

On August 28, 2020, the Company entered into a Finance Agreement to purchase a 2020 Hyundai Tucson for $24,841 with a maturity date of August 28, 2025. The loan has no stated interest rate with monthly principal payments of $414. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $10,765 and $13,249, respectively.

Hyundai Elantra – 2017

On December 15, 2020, the Company entered into a Finance Agreement to purchase a 2017 Hyundai Elantra for $10,000 with a maturity date of December 15, 2024. The loan bears fixed interest at a rate of 9.69% per annum, with monthly payments of $253, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $4,176 and $5,455, respectively.

Hyundai Elantra - 2016

On March 4, 2021, the Company entered into a Finance Agreement to purchase a 2016 Hyundai Elantra for $13,609 with a maturity date of March 18, 2026. The loan bears fixed interest at a rate of 7.85% per annum, with monthly payments of $276, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $8,052 and $9,419, respectively.

17

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Promissory Note - Fischer Equipment

On March 29, 2021, the Company entered into a $31,087 promissory note to finance the purchase of laboratory equipment. The promissory note bears interest at 4.25% per annum, with monthly payments of $577, which is comprised of principal and interest. This loan is collateralized by the underlying equipment. The balance of this note as of June 30, 2023 and December 31, 2022 is $17,913 and $20,928, respectively.

Promissory Note - BNB

On September 28, 2021, the Company entered into a $48,718 promissory note to finance the purchase of an Excellstoras Processor. The promissory bears fixed interest at 4.25% per annum, with monthly payments of $904, which is comprised of principal and interest. This loan is collateralized by the underlying equipment. The balance of this note as of June 30, 2023 and December 31, 2022 is $32,819 and $37,470, respectively.

Hyundai Elantra - 2018

On May 10, 2022, the Company entered into a Finance Agreement to purchase a 2018 Hyundai Elantra for $19,444 with a maturity date of May 10, 2027. The loan bears fixed interest at a rate of 9.94% per annum, with monthly payments of $414, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and June 30, 2022 is $15,986 and $17,627, respectively.

Hyundai Elantra - 2019

On May 10, 2022, the Company entered into a Finance Agreement to purchase a 2019 Hyundai Elantra for $20,509 with a maturity date of May 10, 2027. The loan bears fixed interest at a rate of 9.79% per annum, with monthly payments of $435, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $16,853 and $18,586, respectively.

Hyundai Elantra - 2017

On December 15, 2020, the Company entered into a Finance Agreement to purchase a 2017 Hyundai Elantra for $11,833 with a maturity date of December 15, 2024. The loan bears fixed interest at a rate of 9.84% per annum, with monthly payments of $300, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $0 and $6,462, respectively, as the Company paid the loan off early.

Hyundai Elantra - 2018

On June 27, 2023, the Company entered into a Finance Agreement to purchase a 2018 Hyundai Elantra for $20,210 with a maturity date of July 27, 2029. The loan bears fixed interest at a rate of 10.64% per annum, with monthly payments of $383, which is comprised of principal and interest. This loan is collateralized by the underlying vehicle. The balance of this loan as of June 30, 2023 and December 31, 2022 is $20,152 and $0, respectively.

Interest expense for all notes payable was $3,993 and $3,499 for the six months ended June 30, 2023 and 2022, respectively.

18

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Future minimum debt payments at June 30, 2023, are as follows:

Year Ending December 31,
Remaining 2023	$19,506
2024	40,523
2025	34,804
2026	22,931
2027	7,559
Thereafter	6,607
Total	131,930
Less: current portion	(19,506)
$112,424

Line of Credit

On June 20, 2012, the Company entered into a Loan Agreement that provides the Company with a $200,000 revolving line of credit for the working capital needs of the Company with a maturity date of July 22, 2023. The Company may borrow, repay, and re-borrow at any time or from time to time while the line of credit is in effect. The line of credit was unsecured and not collateralized by any of the Company’s assets.

Interest on the line of credit will accrue from the date of advance until final payment thereof at 1.00% above the prime rate (9.25% as of June 30, 2023). As of June 30, 2023 and December 31, 2022 the Company had $198,000 and $0 outstanding on the line of credit, respectively.

Note 9 - Provider Relief Funds and Paycheck Protection Program

Paycheck Protection Program

On March 30, 2021, the Company received $503,950 under the Paycheck Protection Program (“PPP”) established pursuant to the CARES Act and administered by The Small Business Association (the “SBA”), as amended by the Paycheck Protection Program Flexibility Act of 2020 on June 22, 2020. The proceeds were recorded as debt, bear interest at 1% per annum and were unsecured. Amounts received under the PPP were used entirely to fund payroll costs as defined in the CARES Act and are expected to be eligible for forgiveness. As of December 31, 2021, the Company had not met the criteria for loan forgiveness. As such, the $503,950 of PPP funding is presented as long-term debt as of December 31, 2021.

On April 4, 2022, the Company received notification the PPP Loan amount of $503,950 had been fully forgiven by the SBA. Accordingly, forgiveness of the PPP loan was included in other income for the six months ended June 30, 2022.

Based on current SBA guidance, the SBA has 6 years (up to 2026) to audit the good faith certification of eligibility and expenditures related to the Company’s PPP loan proceeds.

Note 10 - Related Party Transactions

The majority stockholder of the Company is also an employee of the Company. Salaries paid to the majority stockholder for the six months ended June 30, 2023 and 2022 were $225,000 and $322,500, respectively, and are included in selling, general, and administrative expenses in the accompanying statement of operations. The Company made distributions of $0 and $12,160 for the six months ended June 30, 2023 and 2022, respectively to the majority stockholder.

19

VILLAGE OAKS PATHOLOGY SERVICES, P.A.

D/B/A PRECISION PATHOLOGY SERVICES

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 11 - Commitments and Contingencies

Litigation

From time to time, the Company may become subject to legal proceedings, claims or litigation arising in the ordinary course of business. In addition, the Company may receive notices alleging infringement of patents or other intellectual property rights. If an unfavorable outcome were to occur in litigation, the impact could be material to the Company’s business, financial condition, cash flow or results of operations, depending on the specific circumstances of the outcome. The Company accrues for loss contingencies when it is both probable that the Company will incur the loss and when it can reasonably estimate the amount of the loss or range of loss. As of June 30, 2023 and December 31, 2022, no amounts were required to be accrued for loss contingencies.

bioAffinity Technologies, Inc. License Agreement

The Company has a license with bioAffinity Technologies, Inc. (“bioAffinity”) which allows the Company the use of bioAffinity’s proprietary CyPath® technology to provide patients with a diagnostic test for the detection of cancer. The license has an initial term through the date that the Company obtains FDA approval to directly commercialize similar equipment (or a functional equivalent of the licensed equipment). This license provides for certain royalties based on a percentage of services rendered. As of June 30, 2023 and December 31, 2022, there have been no amounts required to be accrued for under the license agreement.

Note 12 - Retirement Plan

The Company maintains a 401(k) plan for qualified employees. The plan covers substantially all full-time employees of the Company who meet certain age and length of service requirements. There is no requirement for the Company to match employee contributions to the plan. The Company did not contribute to the plan for the periods ending June 30, 2023 and 2022.

Note 13 - Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date through the date of September 19, 2023 which is the date the financial statements were available to be issued. Based on this evaluation, the Company has determined the following subsequent events have occurred which require adjustment disclosure in the financial statements.

On September 18, 2023, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) wherein the Company was acquired by Precision Pathology Laboratory Services, LLC, a Texas limited liability company (“PPLS”), that is a wholly owned subsidiary of bioAffinity Technologies, Inc. (“bioAffinity”). Pursuant to the terms of the Asset Purchase Agreement the Company received $3,500,000 in consideration for the assets to be purchased by PPLS, of which $1,000,000 was paid by the issuance of 564,972 shares of bioAffinity’s restricted Common Stock to a trust controlled by Dr. Joyce (the “Joyce Trust”), which share number was based on the average of the trading day closing prices of bioAffinity for the 30 days prior to September 15, 2023, rounded to the nearest whole share.

20